UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 14, 2014

CUBIC ENERGY, INC.

(Exact name of registrant as specified in its charter)

Texas	001-34144	87-0352095
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9870 Plano Road Dallas, Texas	75238
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (972) 686-0369

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.              Changes In Registrant’s Certifying Accountant

On July 14, 2014, following a competitive process undertaken by the Audit Committee of the Board of Directors (the “Audit Committee”) of Cubic Energy, Inc. (the “Company”), the Audit Committee approved the selection of BDO USA, LLP (“BDO”) to serve as the Company’s independent registered public accounting firm for the fiscal year ended June 30, 2014.  Philip Vogel & Co. PC (“Philip Vogel”) was notified on July 15, 2014 that it will not be retained as the Company’s independent registered public accounting firm for the fiscal year ended June 30, 2014.

The audit reports of Philip Vogel on the Company’s consolidated financial statements as of and for the fiscal years ended June 30, 2013 and 2012 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles, except that as to its audit report for the fiscal year ended June 30, 2012, Philip Vogel’s report included a qualification as to its substantial doubt regarding the ability of the Company to continue as a going concern.

During the two fiscal years ended June 30, 2013 and 2012 and through July 15, 2014, there were no (a) disagreements between the Company and Philip Vogel on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which, if not resolved to the satisfaction of Philip Vogel, would have caused Philip Vogel to make reference thereto in connection with its opinion on the financial statements for such years or (b) “reportable events,” as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Philip Vogel with a copy of this Current Report on Form 8-K, and requested that Philip Vogel furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter, dated July 16, 2014, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During the Company’s two most recent fiscal years and the subsequent interim period prior to the engagement of BDO, the Company did not consult with BDO regarding (a) the application of accounting principles to a specified transaction, either completed or proposed; (b) the type of audit opinion that might be rendered on the Company’s financial statements; or (c) any matter that was the subject of a disagreement or reportable event as defined in Items 304(a)(1)(iv) and (v), respectively, of Regulation S-K with Philip Vogel.

Item 9.01.    Financial Statements, Pro Forma Financial Information and Exhibits.

(d)    Exhibits.

Exhibit Number	Description

16.1	Letter from Philip Vogel & Co. PC dated July 16, 2014, regarding change in independent registered public accounting firm

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 17, 2014	CUBIC ENERGY, INC.

	By:	/s/Jon S. Ross
Jon S. Ross, Executive Vice President and Secretary